UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

June 8, 2012
(Date of earliest event reported)

GEOGLOBAL RESOURCES INC.
(Exact name of Registrant as specified in its Charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-32158 (Commission File Number)	33-0464753 (I.R.S. Employer Identification No.)

#200, 625 – 4 Avenue S.W.
Calgary, Alberta, Canada    T2P 0K2
(Address of principal executive offices)

Telephone Number (403) 777-9250
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

(Former name or address, if changed since last report)

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Election of Director
Effective June 8, 2012, as permitted by our By-Laws and pursuant to Section 4.10 of the Securities Purchase and Exchange Agreement, dated November 21, 2011, by and between the Company and the Israel Land Development Company – Energy Ltd. (“ILDE”), as filed with the Securities and Exchange Commission (the “SEC”) with our Current Report on Form 8-K on November 23, 2011 (the “November Current Report”), our Board of Directors (the “Board”) elected Mr. Eli Cohen to the Board. Mr. Cohen is the Executive Vice President of Israel Land Development Company (“ILDC”).

ILDC is a public company with its shares listed on the Tel Aviv Stock Exchange.  ILDC is engaged in various activities through its subsidiaries. ILDC is divided into five core segments: real estate, where ILDC leases, manages and initiates income generating properties in Israel, Canada and Poland; construction for residential purposes, the promotion, management and sale of apartments in Israel, Poland and Romania; press, where ILDC publishes the daily Maariv, a chain of local newspapers and various magazines as well as the operation of an Internet Website, www.nrg.co.il; billboards, where ILDC provides outdoor advertising services in print and electronic media, and hotels, where ILDC owns and manages the Rimonim chain of hotels throughout Israel. Through its wholly owned subsidiary, ILDE, ILDC engages in exploration of oil and gas and holds a 41.57% participating interest in the Company’s two Israeli licenses, known as the (347) Myra and (348) Sara licenses, in which the Company holds a 5% participating interest and is the operator.

On a fully diluted basis, Mr. Cohen owns 2.37% of ILDE in equity and voting rights. He does not have any holdings in ILDC.

Mr. Cohen will serve on the Board until our next annual meeting of stockholders and until the election and qualification of his successor. Mr. Cohen will not serve on any of the Committees of the Board.

Pursuant to the terms of our 2008 Stock Incentive Plan, under the Automatic Option Grant Program provisions of the Plan and as a non-employee member of our Board, Mr. Cohen has been granted an option to purchase 50,000 shares of our common stock exercisable at a price of $0.21 per share, the close of market price on  June 8, 2012.

Item 8.01.                      Other Events.

On June 11, 2012, GeoGlobal Resources Inc. issued a press release announcing the expansion of the Board of Directors to six members and the election of Mr. Cohen to the Board.  The press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01.                      Financial Statements and Exhibits.

(d) Exhibits.
Exhibit Number	Description
99.1	Press Release of GeoGlobal Resources Inc. dated June 11, 2012.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  June 12, 2012

GEOGLOBAL RESOURCES INC.
(Registrant)

/s/ Paul B. Miller
Paul B. Miller
President and CEO

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of GeoGlobal Resources Inc. dated June 11, 2012.